As filed with the Securities and Exchange Commission on September 6, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22552

Rochdale International Trade Fixed Income Fund
(Exact name of registrant as specified in charter)

570 Lexington Avenue
New York, New York 10022-6837
(Address of principal executive offices) (Zip code)

Kurt Hawkesworth
570 Lexington Avenue
New York, New York  10022-6837
(Name and address of agent for service)

(800) 245-9888
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2013

Item 1. Reports to Stockholders.

The Rochdale International Trade Fixed Income Fund (RITFI)
Annual Report

June 30, 2013

Dear Fellow Shareholders,

Since the launch of the Rochdale International Trade Fixed Income Fund (“RITFI” or the “Fund”) on August 1, 2012, we have been pleased with the investment process of this unique opportunity.  During the first half of 2013 we have seen interest rates rise sharply.  Ten-year U.S. Treasury Notes began the year with a yield of 1.99% and finished the first half with a yield of 2.59%.  This rise in interest rates impacted certain fixed income markets very negatively.  This strategy is designed to reduce interest rate risk for income based investors, and this period of time illustrates one point of how it can benefit investors.

The Fund invests in a diverse selection of trade finance, structured trade finance, export finance and project finance debt obligations of companies, banks and sovereign entities located and/or active in the global emerging and frontier markets.  Our goal is to provide attractive returns, low volatility, and low correlation to the equity and fixed income market.  For investors, we believe the benefit of RITFI lies in the value of having access to an asset class with low expected economic risk that brings interest rate and geographical diversification to a traditional fixed income portfolio while seeking to protect the overall portfolio during global equity market declines.  RITFI invests in short term floating rate securities, which generate income from trade finance loans.  This is a relatively attractive investment for clients seeking higher yields versus the current low interest rate environment currently in U.S. fixed income markets.  The floating rate component helps to mitigate potential rises in interest rates since most loans are quoted as a percentage greater than US$ LIBOR.

As of June 30, 2013, the total return for the year is +1.07%.  This specific strategy launched in August 2012, and the cumulative return net of fees since launch is +2.07%.  Annualizing these returns, we are slightly under our expected net target of 3-6 month $US LIBOR, however it has complimented fixed income that has a greater sensitivity to rising interest rates over the past year. As of June 30, 2013, cash in the Fund is 13%, in line with the target of 10-20% due to continually maturing loans.

Since originating the Fund, we have been disciplined in our selection process and are pleased to report the estimated yield to maturity of the invested loans is now approximately 5.05%.  Moreover, in accordance with our objective of protecting capital from potential rising interest rates by investing in short duration securities, the average life of the loans is 1.25 years.  At this point we are confident in the marks on the loans

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SAN FRANCISCO     |     ORLANDO     |     DALLAS    |     RICHMOND

and all loans are marked at 90% or greater than the final maturity value.  Collectively, the loans make up a diverse portfolio of holdings, with many different countries represented as an approximate percentage of total net assets, such as Mongolia (10%), Angola (10%), Kazakhstan (6%), Brazil (6%), Russia (6%), India (5%), and Jamaica (4%).

Going forward, as we continue to build up the portfolio of loans, we will seek to meet our long-term, net return target of 2.75% to 3.50% above 3 to 6 month US$ LIBOR.  Moreover, with potentially high financial market volatility, and uncertainty of interest rates, we believe the low correlated nature of RITFI will continue to provide significant diversification benefits and help improve the risk/return profile of overall shareholder portfolios.

Sincerely,

Garrett R. D’Alessandro, CFA, CAIA, AIF
Chief Executive Officer & President
Rochdale Investment Management LLC

Important Disclosures

Investment products are not bank deposits or obligations of or guaranteed by City National Bank or any subsidiary or affiliate and are not insured by the FDIC, they involve risk, including the possible loss of principal.

Performance quoted represents past performance and is unaudited. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. The most recent month-end performance can be obtained by calling 800-245-9800.

An investor should consider carefully the Fund’s investment objectives, risks, charges, and expenses.  The Private Offering Memorandum contains this and other important information about the investment company, and it may be obtained by calling 800-245-9800.  Please read it carefully before investing.  RIM Securities LLC, the affiliated broker dealer for Rochdale Investment Management LLC and the Distributor of the Fund, 570 Lexington Avenue, New York, NY 10022.

This publication is for informational purposes only and is being furnished on a confidential basis to a limited number of prospective investors. This publication is not intended to be a solicitation, offering, or recommendation to buy any security of Rochdale Investment Management or its affiliates or subsidiaries or otherwise. Any such offering may be made only by means of a Private

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SAN FRANCISCO     |     ORLANDO     |     DALLAS    |     RICHMOND

Offering Memorandum to be furnished to qualified prospective investors at a later date and any conflicting information contained herein will be superseded in its entirety by such Private Offering Memorandum. Investors should review the Private Offering Memorandum (including, without limitation, the information therein as to the conflicts and risks) prior to making an investment decision. The information contained herein is confidential and may not be reproduced in whole or part or distributed to third parties. None of Rochdale Investment Management LLC, or its affiliates or subsidiaries, are authorized to make representations with respect to the  treatment of an investment from an investor's perspective. Investors must rely upon their own examination of the terms of any offering and upon their own representatives and professional advisors, which may include legal counsel and accountants as to the accounting and tax treatment, suitability for such investor, and the legal and other aspects of an investment in the product.

The views and opinions expressed in this report are through the end of the period, as stated on the cover of this report. They are subject to change at any time based on a variety of factors. As such, they are not guarantees of future performance or investment results and should not be taken as investment advice. The risks of investing in the Rochdale Funds vary from fund to fund; to see the risks of investing in an individual fund, please refer to the latest prospectus.

The Rochdale International Trade Fixed Income Fund (“RITFI” or the “Fund”) is considered a long term investment with limited liquidity and should not be invested in by investors whose objectives conflict with these characteristics. The limited liquidity of the Fund, due to the absence of a public market and a current investor’s limited transfer options to other investors, results in the lack of available market prices during the life of the Fund. Valuation will be provided as detailed in the Prospectus and may be inaccurate and may also affect the value and expenses of the Fund.

RITFI invests in trade finance related securities, specifically structured trade finance, project finance or export finance and assumes the credit risk associated with these securities. The Fund is non-diversified and therefore more susceptible than a diversified fund to any single economic, financial, legal, political or regulatory occurrence that may affect the particular market, sector or industry in which the fund has a concentrated investment. A non diversified portfolio may generate more volatility, short sales or utilization of leverage may increase this volatility and potential for loss. Investors should be aware that there are risks associated specifically with emerging markets such as regulatory and reporting standards that may be less stringent, additional taxes and legal infrastructures that may provide less protection. Investing in international markets carries risks such as currency fluctuation, regulatory risks, economic and political instability. Additionally, there may be event risks resulting from fraud and negligence as well as credit risk resulting from an issuer defaulting in payments.

Alternative investments are speculative and entail substantial risks. There is no guarantee investment objectives will be met.

Certain information may be based on information received from sources Rochdale Investment Management considers reliable; Rochdale Investment Management does not represent that such information is accurate or complete. Certain statements contained herein may constitute “projections,” “forecasts” and other “forward-looking statements” which do not reflect actual

570 Lexington Ave. New York, NY 10022   |   800-245-9888   |   www.rochdale.com   |   info@rochdale.com

SAN FRANCISCO     |     ORLANDO     |     DALLAS    |     RICHMOND

results and are based primarily upon applying retroactively a hypothetical set of assumptions to certain historical financial information. Any opinions, projections, forecasts and forward-looking statements presented herein are valid only as of the date of this document and are subject to change.

You cannot invest directly in an index. Index returns do not include a deduction for fees or expenses. The mention of a security should not be considered a recommendation to buy or a solicitation to sell a security.

Rochdale Investment Management LLC will serve as the investment manager for the assets of the Rochdale International Trade Fixed Income Fund. As such, Rochdale is solely responsible for all activities involving the promotion, presentation and sale as well as the determination of client suitability and certification that investors meet the standards necessary to invest. This is not the responsibility of any broker or other party who mutually services an investor with this product.

570 Lexington Ave. New York, NY 10022   |   800-245-9888   |   www.rochdale.com   |   info@rochdale.com

SAN FRANCISCO     |     ORLANDO     |     DALLAS    |     RICHMOND

Rochdale International Trade Fixed Income Fund

Financial Statements

June 30, 2013

Rochdale International Trade Fixed Income Fund

June 30, 2013

TABLE OF CONTENTS

Page
Report of Independent Registered Public Accounting Firm
1
Financial Statements
Statement of Assets and Liabilities	2
Statement of Operations	3
Statement of Changes in Net Assets	4
Statement of Cash Flows	5
Schedule of Investments	6-9
Notes to Financial Statements	10-22
Financial Highlights	23

Trustee and Officer Information
Approval of Sub-Investment Advisory Agreement
Additional Information

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of
Rochdale International Trade Fixed Income Fund

We  have  audited  the  accompanying  statement  of  assets  and  liabilities  of  Rochdale International Trade Fixed Income Fund (the “Fund”), including the schedule of investments, as of June 30, 2013, and the related statements of operations, changes in net assets and cash flows and financial highlights for the period August 1, 2012 (commencement of operations) to June 30, 2013.  These financial statements and financial highlights are the responsibility of the Fund's Management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Rochdale International Trade Fixed Income Fund as of June 30, 2013 and the results of its operations, its changes in net assets, its cash flows and its financial highlights for the period August 1, 2012 (commencement of operations) to June 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

New York, New York
August 27, 2013

PKF O’CONNOR DAVIES, a division of O’CONNOR DAVIES, LLP
29 Broadway, New York, NY 10006  I  Tel: 212.867.8000  I  Fax: 212.687.4346  I  www.odpkf.com

O’Connor Davies, LLP is a member firm of the PKF International Limited network of legally independent firms and does not accept any responsibility or liability for the actions or inactions on the part of any other individual member firm or firms.

Rochdale International Trade Fixed Income Fund

Statement of Assets and Liabilities

June 30, 2013

ASSETS
Investments in securities, at fair value (cost $30,415,293)	$30,239,216
Cash and cash equivalents	118,305
Interest receivable	147,987
Deferred offering costs	6,619
Other assets	3,130

Total Assets	30,515,257

LIABILITIES
Payable for investments purchased	994,000
Payable for fund shares redeemed	1,440,000
Subscriptions received in advance	765,000
Payable to adviser	10,978
Accrued professional fees	39,917
Accrued loan servicing fees	13,750
Investor servicing fee payable	13,141
Accrued expenses and other liabilities	27,866

Total Liabilities	3,304,652

NET ASSETS	$27,210,605

Shares outstanding
(Unlimited number of shares authorized, no par value)	1,071,537

Net asset value per share (net assets/shares outstanding)	$25.39

COMPONENTS OF NET ASSETS
Paid in capital	$26,837,738
Undistributed net investment income	456,016
Accumulated net realized gain on investments	92,928
Net unrealized depreciation on investments	(176,077)
Total Net Assets	$27,210,605

The accompanying notes are an integral part of these financial statements.

Rochdale International Trade Fixed Income Fund

Statement of Operations

Period August 1, 2012 (commencement of operations) to June 30, 2013

INVESTMENT INCOME
Interest income	$849,822
Bank loan fee income	20,494

Investment Income	870,316

EXPENSES
Management fees	144,921
Professional fees	91,706
Deferred offering costs	72,808
Investor servicing fees	41,406
Fund administration fees	37,972
Fund accounting fees	36,721
Loan servicing fees	34,375
Transfer agent fees	24,667
Custody fees	17,100
Registration expense	16,216
Transfer fees	14,542
Trustee fees	11,694
Insurance expense	4,477
Other expenses	4,572

Total Expenses	553,177
Less: expenses waived and reimbursed	(242,632)

Net Expenses	310,545

Net Investment Income	559,771

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	99,790
Net change in unrealized appreciation/depreciation on investments	(176,077)

Net Realized and Unrealized Loss on Investments	(76,287)

Net Increase in Net Assets Resulting from Operations	$483,484

The accompanying notes are an integral part of these financial statements.

Rochdale International Trade Fixed Income Fund

Statement of Changes in Net Assets

Period August 1, 2012 (commencement of operations) to June 30, 2013

FROM OPERATIONS
Net investment income	$559,771
Net realized gain on investments	99,790
Net change in unrealized appreciation/depreciation on investments	(176,077)

Net Increase in Net Assets Resulting from Operations	483,484

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(103,755)
From net realized gain	(6,862)

Total Distributions to Shareholders	(110,617)

INCREASE FROM TRANSACTIONS IN NET ASSETS
Proceeds from sales of shares	26,786,955
Reinvestment of distributions	7,825
Cost of redemptions of shares	(7,042)

Net Increase from Transactions in Net Assets	26,787,738

Total Increase in Net Assets	27,160,605

NET ASSETS
Beginning of period	50,000

End of period	$27,210,605

Undistributed net investment income	$456,016

CHANGE IN SHARES
Shares sold	1,145,833
Shares issued on reinvestment of distributions	311
Shares redeemed	(76,607)
Net increase	1,069,537

Shares outstanding, beginning of period	2,000
Shares outstanding, end of period	1,071,537

The accompanying notes are an integral part of these financial statements.

Rochdale International Trade Fixed Income Fund

Statement of Cash Flows

Period August 1, 2012 (commencement of operations) to June 30, 2013

CASH FLOW FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$483,484
Adjustments to reconcile net increase in net assets
resulting from operations to net cash used in operating activities:
Purchases of investments	(31,394,443)
Sales of investments	6,950,170
Purchases of money market fund	(13,782,469)
Sales of money market fund	7,968,829
Net realized gain on investments	(99,790)
Net change in unrealized appreciation/depreciation on investments	176,077
Net discount accretion on investments	(57,590)
Change in Operating Assets and Liabilities:
Interest receivable	(147,987)
Deferred offering costs	(6,619)
Prepaid expenses	(3,130)
Payable for investments purchased	994,000
Payable for fund shares redeemed	1,440,000
Subscriptions received in advance	765,000
Payable to adviser	10,978
Accrued professional fees	39,917
Accrued loan servicing fees	13,750
Investor servicing fee payable	13,141
Accrued expenses and other liabilities	27,866

Net cash used in operating activities	(26,608,816)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of shares	26,786,955
Distributions paid to shareholders	(102,792)
Cost of redemptions of shares	(7,042)

Net cash from financing activities	26,677,121

Net change in cash and cash equivalents	68,305

CASH AND CASH EQUIVALENTS
Beginning of period	50,000

End of period	$118,305

The accompanying notes are an integral part of these financial statements.

	Rochdale International Trade Fixed Income Fund

	Schedule of Investments

	June 30, 2013

Principal		Percentage of	Coupon		Maturity
Amount	Long-Term Investments:	Net Assets	Rate (a)		Date	Market Value

	Asset Backed Securities:
	Hong Kong
$1,000,000	Sea Lane Series 2011-1A - Class A (Acquired 11/02/2012, Aggregate Cost $1,044,550)(b)(c)	3.79%	14.29%		02/12/2016	$1,032,710

	Turkey
317,647	Yapi DPR Finance Co. Series 2010-1 - Class A	1.14	0.91		11/21/2014	310,205

	Total Asset Backed Securities (Cost $1,344,511)	4.93				1,342,915

	Corporate Bank Loans:
	Angola
1,000,000	Ministry of Finance of the Republic of Angola	3.65	5.94		02/24/2018	993,000
1,000,000	Sonangol Finance Ltd.	3.65	0.00	(d)	06/30/2017	994,000
666,667	TAAG Linhas Aereas de Angola	2.45	6.27		06/01/2016	667,000

	Azerbaijan
779,487	Azerbaijan Railways	2.81	4.20		01/09/2015	763,898

	Brazil
750,000	Amaggi Exportacao Importacao Ltd.	2.71	2.96		08/29/2014	736,875
1,000,000	Bahia Speciality Cellulose S.A.	3.68	4.15		02/02/2018	1,001,500

	Colombia
113,636	Tuscany International Drilling Inc.	3.57	7.77		09/14/2017	971,727

	Ghana
933,333	Kosmos	2.18	3.45		06/15/2018	594,000

	India
850,000	Alok Singapore Pte Ltd.	3.12	4.20		03/15/2014	848,300
500,000	Bajaj Hindusthan Sugar & Industries Ltd. - IFC Term B1	1.79	1.70		03/15/2014	486,250

	Jamaica
1,142,900	Digicel International Finance Ltd.	4.20	3.81		03/31/2015	1,142,900

	Kazakhstan
779,661	Eastcomtrans Kazakhstan	2.83	6.20		04/01/2016	769,915
1,000,000	Kazmunaigaz Finance Sub BV	3.66	2.38		07/15/2016	997,000

	Macedonia
866,667	Solway Investment Group United and Solway Industries Ltd. (Solway)	3.18	6.19		05/09/2016	864,500

	Mongolia
829,611	Just Group LLC (e)	2.74	0.00	(d)	10/10/2014	746,650
428,571	MCS Holding LLC (Tranche A)	1.56	6.27		11/23/2015	423,643
571,429	MCS Holding LLC (Tranche B)	2.07	7.77		11/23/2017	564,286
1,000,000	Shunkhlai LLC	3.67	4.50		10/19/2013	999,500

	Morocco
978,179	SAMIR	3.58	3.94		12/30/2014	972,799

	Panama
990,000	Banana International Corp. BIC	3.64	8.00		06/15/2015	990,990

	Russia
583,333	JSC Oil Co. Bashneft	2.12	1.74		03/25/2015	577,500
500,000	Mechel (Tranche A)	1.72	5.77		08/07/2015	467,500
500,000	Mechel (Tranche B)	1.72	5.77		08/10/2015	467,500
83,333	Rosneft	0.31	1.44		07/15/2013	83,333

	Sierra Leone
835,014	African Minerals	3.04	5.87		03/30/2017	825,829

	Tanzania
511,680	Export Trading Group Pte	0.97	3.20		08/01/2013	263,795

	Ukraine
958,333	Metinvest BV	3.43	4.94		05/31/2015	934,375

	United Arab Emirates
857,143	Ammalay Commodities Dubai, REI-AGRO	3.15	6.28		04/29/2016	856,286

	United Kingdom
928,839	Stemcor Holdings Ltd. (e)	3.15	4.58		09/30/2013	858,368

	Vietnam
1,000,000	Ma San Thai Nguyen Resources Co. Ltd.	3.66	9.95		03/07/2014	997,000

	Total Corporate Bank Loans (Cost $23,034,658)	84.01				22,860,219

	The accompanying notes are an integral part of these financial statements.

	Rochdale International Trade Fixed Income Fund

	Schedule of Investments (continued)

	June 30, 2013

Principal		Percentage of	Coupon		Maturity
Amount / Shares	Long-Term Investments (continued):	Net Assets	Rate (a)		Date	Market Value

	Promissory Note:
	Turkey
$223,000	Bossa Ticaret ve Sanayi Isletmeleri	0.82%	0.00	% (d)	08/05/2013	$222,442

	Total Promissory Note (Cost $222,484)

	Total Long-Term Investments (Cost $24,601,653)	89.76				24,425,576

	Short-Term Investment
	United States
5,813,640	First American Government Obligations Fund, 0.02% (f)	21.37				5,813,640

	Total Short-Term Investment (Cost $5,813,640)

	Total Investments (Cost $30,415,293)	111.13%				$30,239,216

(a)	Variable rate.
(b)	144a restricted security.
(c)	Private placement.
(d)	Zero rate coupon.
(e)	Illiquid security.
(f)	7-day yield.

The accompanying notes are an integral part of these financial statements.

Rochdale International Trade Fixed Income Fund
Schedule of Investments (continued)
June 30, 2013

Percentage of
Sector	Net Assets
Basic Industry	26.33%
Consumer Cyclical	3.93%
Consumer Non-Cyclical	12.25%
Diversified/Conglomerate Manufacturing	3.63%
Financial	8.58%
Oil & Gas	22.75%
Services	8.09%
Telecommunication	4.20%

Total Long-Term Investments	89.76%
Money Market Fund	21.37%

Total Investments	111.13%

The accompanying notes are an integral part of these financial statements.

Rochdale International Trade Fixed Income Fund
Schedule of Investments (continued)
Investment Country Representation as of June 30, 2013
(% of Total Investments)

*Represents Money Market Fund.

The accompanying notes are an integral part of these financial statements.

Rochdale International Trade Fixed Income Fund

Notes to Financial Statements

1.	Organization

Rochdale International Trade Fixed Income Fund (the “Fund”) is a Delaware statutory trust formed in May 2008.  The Fund is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end management investment company.  The Fund commenced operations on August 1, 2012.  The Fund’s investment objective is to provide total return substantially derived from interest income earned on loans and other forms of debt obligations in trade finance related fixed income securities.

The Fund is non-diversified.  Compared to a diversified fund, it may invest a higher percentage of its assets among fewer issuers of portfolio securities.  This increases the Fund’s risk by magnifying the impact (positively or negatively) that any one issuer has on the Fund’s share price and performance.

Rochdale Investment Management LLC (the “Manager” or “Adviser”) is the investment adviser to the Fund and a related party.  The Manager is a wholly-owned subsidiary of City National Bank.  The Manager has selected GML Capital LLP, a limited liability partnership formed in England (the “Sub-Adviser”) as sub-investment adviser with respect to the Fund.

The Fund’s confidential private offering memorandum (the “Offering Memorandum”) applies to the offering of common shares (“Shares”) of the Fund.  Each investor in the Fund (each, a “Shareholder”) must certify to being an “accredited investor” under Federal securities law (see Note 10 – Shareholders’ Equity).

The Fund pursues its investment objectives by investing primarily in trade finance, structured trade finance, export finance and project finance loans and other forms of debt obligations of companies, banks or other entities (including sovereign entities) located primarily in or having exposure to global emerging and frontier markets.

Trade finance is a long-established form of commercial financing that involves providing producers, traders, distributors and end users with short and medium term loans or other forms of debt obligations.   Trade finance is a major loan asset class for many of the world’s commercial banks as trade finance is an important source of funding in emerging markets.  Trade finance is typically used to finance critical commodity imports such as soft commodities (e.g., rice, wheat and soybeans) required to feed the population and oil, coal, ferrous and non-ferrous metals which provide inputs for the functioning of an evolving economy.  For emerging economies that are exporters of commodities, payments made in advance (“prepayments”) and prior to export sale (“pre-export finance”) provide a way for banks or other lenders to lend to local producers against future earnings.

The Fund’s investments consist primarily of loans or similar instruments used to finance international trade and related infrastructure projects.  These include, but not limited to,

Rochdale International Trade Fixed Income Fund

Notes to Financial Statements

1.   Organization (continued)

facilities for pre-export finance, process and commodities finance, receivables financing, letters of credit and other documentary credits, promissory notes, bills of exchange and other negotiable instruments, as well as insurance covering trade and trade credits.  The Fund may engage in such investments by way of purchase, assignment, participation, guarantee, insurance, derivative or any other appropriate financial instrument.  The Fund may also take positions in traditional assets including bonds, equities, and foreign exchange instruments, as well as derivatives for the purpose of hedging and investment.  Under normal circumstances, the Fund will invest at least 80% of its net assets in trade finance related fixed income securities.  Up to 20% of the Fund’s net assets may be invested in other types of securities and money market instruments.  It is the Sub-Adviser’s intent to focus the Fund’s investments in trade finance related fixed income securities.

At least 25% of the Fund’s total net assets will be invested so that in the Sub-Adviser’s opinion either (i) such securities can be sold or disposed of in the ordinary course of business at approximately the price used in computing the Fund’s net asset value during ordinary times, in the period of time equal to the period of time available to the Fund for paying redemption proceeds, or (ii) a sufficient amount of securities will mature before the next Redemption Payment Date.  This policy is fundamental and may only be changed by a vote of Shareholders. In the event that the volatility of the price of a security constituting an investment by the Fund is greater than 135% of such security’s average volatility during the previous three years (in cases where the historical volatility of such security can reasonably be determined), such security will be deemed to be a security which cannot be sold or disposed of in the ordinary course.

While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in the Offering Memorandum of the Fund.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund.

Basis of Presentation and Use of Estimates

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).  The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  Accordingly, actual results could differ from those estimates.

Rochdale International Trade Fixed Income Fund

Notes to Financial Statements

2.   Significant Accounting Policies (continued)

Fair Value Measurements

The Fund follows fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period.  These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities (see Note 3 – Investments).

Investments Valuation

Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market, or the OTC Bulletin Board will be valued at their last composite sale prices as reported at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined.  Securities traded on a foreign securities exchange will generally be valued at their last sale prices on the exchange where such securities are primarily traded.  If no sales of particular securities are reported on a particular day, the securities will be valued based on their composite bid prices for

Rochdale International Trade Fixed Income Fund

Notes to Financial Statements

2.   Significant Accounting Policies (continued)

Investments Valuation (continued)

securities held long, or their composite ask prices for securities held short, as reported by the appropriate exchange, dealer, or pricing service.  Redeemable securities issued by a registered open-end investment company will be valued at the investment company’s net asset value per share.  Other securities for which market quotations are readily available will generally be valued at their bid prices, or ask prices in the case of securities held short, as obtained from the appropriate exchange, dealer, or pricing service.  If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Fund’s Board of Trustees (the “Board”).

The Sub-Adviser generally selects trade finance-related securities for investment by the Fund to be held to maturity and will base its estimation of fair value on this presumption.  Where the Sub-Adviser decides that the Fund will not hold the security to maturity, the basis of its fair value estimates will differ.  In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset.  When making a determination of the fair value of a trade finance-related security, the Manager and Sub-Adviser will consider a variety of factors that will include but not be limited to: (1) the cost and/or repayment performance of the underlying trade finance-related security, (2) the last reported price at which the investment was traded, (3) information regarding the investment, the issuer and its sector, country or region, (4) changes in financial conditions and business prospects disclosed in the issuer’s financial statements and other reports, (5) any publicly announced transaction involving the issuer, (6) comparisons to other investments or to financial indices that are correlated to the investment, (7) with respect to fixed income investment, changes in market yields and spreads, and/or (8) other factors that might affect the investment’s value.  The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Sub-Adviser and/or the Board will reevaluate its fair value methodology to determine, what, if any, adjustments should be made to the methodology for determining the valuation.  Where investments are valued using this methodology, they will be considered Level 3 assets.  Where investments are valued independently by a third party, such as Debtdomain, using such a methodology they will be considered Level 2 assets.

Debt securities will be valued in accordance with the Fund’s valuation procedures, which generally relies on a third-party pricing system, agent, or dealer selected by the Sub-Adviser, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading.  When appropriate the Manager and Sub-Adviser may determine a security’s fair value based on an assessment of multiple factors, including the value provided by an independent third party, but which may not agree with the specific price from such third party providing such service. The Board will monitor

Rochdale International Trade Fixed Income Fund

Notes to Financial Statements

2.   Significant Accounting Policies (continued)

Investments Valuation (continued)

periodically the reasonableness of valuations provided by any such pricing service.  Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost (or, if purchased at a discount, then at its accredited cost), so long as such valuations are determined by the Board in good faith to represent fair value.

With respect to other securities and investments, securities for which market quotations are available, but which are restricted as to salability or transferability, are valued as provided above, based on the nature and term of the restrictions.  Investments valued under this methodology are considered Level 2 assets.

Investment Income Recognition

Purchases and sales of securities are recorded on a trade-date basis.  Interest income is recorded on an accrual basis.  Realized and unrealized gains and losses are included in the determination of income.

Deferred Offering Costs

Offering Costs are capitalized and will be expensed over 12 months on a straight-line basis.  At June 30, 2013, the remaining cumulative amount of offering costs to be expensed amounted to $6,619.

Organization Expenses

Expenses incurred by the Fund in connection with the organization were expensed as incurred.  Subsequent to its formation, the Fund incurred organizational costs, which were paid by the Adviser on the Fund’s behalf.  These expenses are subject to potential recovery by the Adviser (see Note 6 – Expense Reimbursement).

Fund Expenses

The Fund pays its expenses, other than such expenses that the Manager assumes (pursuant to the Investment Management Agreement) or waives and/or reimburses (pursuant to the Manager’s agreement to waive and/or reimburse the Fund’s expenses).  The expenses of the Fund include, but are not limited to, any fees and expenses in connection with the organization of the Fund, including any offering expenses; brokerage commissions; interest and fees on any borrowings by the Fund; fees and expenses of outside legal counsel (including fees and expenses associated with review of documentation for prospective investments by the Fund), including foreign legal counsel; independent auditors; fees and

Rochdale International Trade Fixed Income Fund

Notes to Financial Statements

2.   Significant Accounting Policies (continued)

Fund Expenses (continued)

expenses in connection with repurchase offers and any repurchases of Shares; taxes and governmental fees (including tax preparation fees); custody fees; expenses of preparing, printing, and distributing offering memoranda or prospectuses, statements of additional information, and any other material (and any supplements or amendments thereto), reports, notices, other communications to Shareholders, and proxy material; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Shareholders’ meetings; expenses of corporate data processing and related services; Shareholder record keeping and Shareholder account services, fees, and disbursements; fees and expenses of the Trustees that the Manager, the sales agent RIM Securities LLC, an affiliate of the Manager (the “Sales Agent”), or their affiliates do not employ; insurance premiums; fees for Investor Services and extraordinary expenses such as litigation expenses. The Fund may need to sell its holdings to pay fees and expenses, which could cause the Fund to realize taxable gains.

Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its Shareholders.  Therefore, no federal income tax provision is required.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Fund recognizes the effect of tax positions when they are more likely than not of being sustained.  Management is not aware of any exposure to uncertain tax positions that could require an accrual or that could affect the Fund’s liquidity or future cash flows pursuant to relevant income tax regulations. The Fund has concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions taken or expected to be taken on its tax returns since inception of the Fund. As of June 30, 2013, the Fund’s tax year since inception remains open and subject to examination by relevant taxing authorities.

Foreign Currency

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations.  The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Rochdale International Trade Fixed Income Fund

Notes to Financial Statements

2.   Significant Accounting Policies (continued)

Distributions to Shareholders

Distributions paid to Shareholders by the Fund from its net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains regardless of how long a Shareholder has held his or her Shares.  All other dividends paid to a Shareholder by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax at the ordinary income rate.

Dividends and other taxable distributions are taxable to a Shareholder even if they are reinvested in additional Shares of the Fund.  Dividends and other distributions paid by the Fund are generally treated as being received by a Shareholder at the time the dividend or distribution is made.  If, however, the Fund pays a Shareholder a dividend in January that was declared in the previous October, November or December and a Shareholder was a Shareholder of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by such Shareholder on December 31 of the year in which the dividend was declared.

The price of Shares purchased at any time may reflect the amount of a forthcoming distribution.  If a Shareholder purchases Shares just prior to a distribution, he or she will receive a distribution that will be taxable to him or her even though it represents in part a return of his or her invested capital.

Subsequent Events

Management has evaluated events and transactions that occurred subsequent to June 30, 2013 through the date the financial statements have been issued, and determined that there were no significant subsequent events or transactions that would require adjustment to the amounts or disclosures in these financial statements.

Equity Accounts

Prior to the end of each quarter and year end, the Fund receives Shareholder contributions with an effective subscription date of the first day of the following month. These amounts are reported as "Subscriptions received in advance".

Rochdale International Trade Fixed Income Fund

Notes to Financial Statements

3.	Investments

The following are the classes of investments at June 30, 2013 grouped by the fair value hierarchy for those investments measured at fair value on a recurring basis:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Backed Securities	$-	$1,342,915	$-	$1,342,915
Corporate Bank Loans	-	22,860,219	-	22,860,219
Promissory Note	-	222,442	-	222,442
Total Long-Term Investments	-	24,425,576	-	24,425,576

Short-Term Investment	5,813,640	-	-	5,813,640

Total Investments	$5,813,640	$24,425,576	$-	$30,239,216

From August 1, 2012 (commencement of operations) to June 30, 2013, there were no transfers in or out of Level 1, Level 2 or Level 3 of the fair value hierarchy.

4.	Concentration of Credit Risk

The Fund is subject to credit risk to the extent any financial institution with which it conducts business is unable to fulfill contractual obligations on its behalf.  Management monitors the financial institutions and does not anticipate any losses from those counterparties.

5.	Investment Management

The Fund has an Investment Management Agreement (the “Agreement”) with the Adviser, an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”), to serve as the investment adviser for the Fund.  Under the terms of the Agreement, the Fund compensates the Manager for its management services at the annual rate of 0.70% of the Fund’s month end net assets. The investment management fee is accrued monthly.

The Manager entered into a Sub-Investment Advisory Agreement (“Sub-Investment Advisory Agreement”) with the Sub-Adviser, a limited liability partnership formed in England whose Managing Member is GML International Limited.  The Sub-Adviser is an investment adviser registered under the Advisers Act.  The Sub-Adviser has investment discretion to manage the investments of the Fund and is responsible for performing credit

Rochdale International Trade Fixed Income Fund

Notes to Financial Statements

5.	Investment Management (continued)

analysis and due diligence on each specific investment included in the portfolio and overall portfolio risk management, subject to the general supervision of the Manager.  Out of the 0.70% investment management fee, the Manager retains 0.25% and compensates the Sub-Adviser at the annual rate of 0.45%.

From August 1, 2012 (commencement of operations) to June 30, 2013, management fees of $144,921 were incurred by the Fund.

6.	Expense Reimbursement

The Manager has contractually agreed to waive and/or reimburse the Fund to the extent needed to limit the Fund’s combined annual operating expenses to 1.50% of net assets (the “Expense Limitation Agreement”) during the period ending one year from the commencement of the Fund’s operations.  The Manager may agree to extend the Expense Limitation Agreement after the expiration of its initial term.  To the extent that the Manager reimburses or absorbs fees and expenses, it may seek payment of such amounts for three years after the year in which the expenses were reimbursed or absorbed.  The Fund will make no such payment, however, if its total annual operating expenses exceed the expense limit in effect at the time the expenses were reimbursed or at the time these payments are proposed.

For the period from August 1, 2012 (commencement of operations) to June 30, 2013, the Adviser waived $242,632 of fees and expenses, which may be recouped by the Adviser no later than June 30, 2016.  At June 30, 2013, the remaining cumulative amount of fees and expenses available for recoupment by the Adviser amounted to $307,578, which includes offering costs and organizational expenses reimbursed by the Adviser prior to the Fund’s commencement of operations of $79,427 and $58,327, respectively.

At June 30, 2013, the Adviser may recapture a portion of these amounts no later than the dates stated below:

Amount	Expiration

$33,252	June 30, 2014
28,694	June 30, 2015
245,632	June 30, 2016

$307,578

No accrual has been made for such contingent liability because of the uncertainty of the reimbursement from the Fund.

Rochdale International Trade Fixed Income Fund

Notes to Financial Statements

7.	Investor Servicing Arrangements

The Fund will pay a fee to the Sales Agent to reimburse it for payments made to broker-dealers and certain financial advisers that have agreed to provide ongoing investor services to investors in the Fund that are their customers (“Investor Service Providers”).  This fee will be paid quarterly and will be in an amount, with respect to each Investor Service Provider, not to exceed the lesser of: (i) 0.20% (on an annualized basis) of the aggregate value of outstanding Shares held by investors that receive services from the Investor Service Provider, determined as of the last day of the calendar month (before any repurchase of Shares); or (ii) the Sales Agent’s actual payments to the Investment Service Provider.

From August 1, 2012 (commencement of operations) to June 30, 2013, investor servicing fees of $41,406 were incurred by the Fund.

8.	Loan Servicing Agreement

The Sub-Adviser also acts as the Fund’s loan servicing agent.  Under the terms of the Loan Servicing Agreement among and between the Manager, the Fund and the Sub-Adviser (the “Loan Servicing Agreement”), the Sub-Adviser will communicate the details of all loan purchases and sales to the administrator, reconcile the Fund’s cash accounts with the cash account records of the custodian and provide such reconciliations to the administrator, communicate with obligors in relation to their timely making of interest, principal and/or amortization payments in relation to loan assets owned by the Fund and in order to resolve wire transmission queries with respect of any such payments, notify the Manager following a failure of an obligor to make any scheduled payment, provide the Manager with reports in respect of loan servicing, act as the central point of contact for clarification queries from the custodian and administrator, and maintain an up-to-date “Sub-Adviser Portfolio Blotter” of all interest, principal and amortization payments in relation to loan assets owned by the Fund.  For its services provided under the Loan Servicing Agreement, the Fund will pay the Sub-Adviser the following fees: (a) an upfront, one time, set-up fee of $10,000 and (b) a monthly fee payable in arrears as the greater of (i) $2,291 or (ii) either (x) 0.025% of the gross assets of the Fund if total gross assets are less than or (y) 0.0225% of the gross assets of the Fund if total gross assets are greater than $1 billion.

From August 1, 2012 (commencement of operations) to June 30, 2013, loan servicing fees of $34,375 were incurred by the Fund.

9.	Administration Servicing Fee

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Shareholders of the Fund; monitors the activities of the Fund’s custodian,

Rochdale International Trade Fixed Income Fund

Notes to Financial Statements

9.	Administration Servicing Fee (continued)

transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. For its services, the Administrator receives a monthly fee from the Fund at an annual rate of 0.03% for the first $150 million, 0.0225% for the next $250 million and 0.015% thereafter of average net assets, with a minimum annual fee of $28,000.

From August 1, 2012 (commencement of operations) to June 30, 2013, administration servicing fees of $37,972 were incurred by the Fund.

10.	Shareholders’ Equity

Shareholders must subscribe for a minimum initial investment in the Fund of $50,000, with a minimum of $25,000 for an additional investment. These minimums may be waived by the Sales Agent.  Brokers selling Shares may establish higher minimum investment requirements than the Fund and may independently charge transaction fees and additional amounts in return for their services.  Shareholders may be charged a sales load of 1.50% on subscriptions of less than $500,000 and 1.00% on subscriptions equal to or greater than $500,000. The Fund is an illiquid investment and no Shareholder will have the right to require the Fund to redeem its Shares.

The Shares are subject to substantial restrictions on transferability and resale.  Although the Fund may offer to repurchase Shares from time to time, it is not obligated to do so and Shares will not be redeemable at a Shareholder’s option nor will they be exchangeable for interests or Shares of any other fund, as the Fund is a closed-end investment company.

11.	Investment Transactions

From August 1, 2012 (commencement of operations) to June 30, 2013, excluding short-term securities and U.S. Government securities, purchases of investments amounted to $31,394,443 and sales of investments amounted to $6,950,170.  There were no purchases or sales of U.S. Government securities during the period August 1, 2012 to June 30, 2013.

Rochdale International Trade Fixed Income Fund

Notes to Financial Statements

12.	Tax Information

The cost basis of the Fund’s investments for federal income tax purposes at June 30, 2013 was as follows:

June 30, 2013

Cost of investments for tax purposes	$30,415,293

The tax composition of undistributed income and unrealized appreciation/depreciation on investments for the period was as follows:

Gross tax unrealized appreciation	$59,382
Gross tax unrealized depreciation	(235,459)
Net tax unrealized depreciation	(176,077)

Undistributed net investment income	456,016
Accumulated net realized gain on investments	92,928
Total accumulated earnings	$372,867

The tax composition of distributions for the period was as follows:

Period
August 1, 2012
(commencement of
operations) to
June 30, 2013
Ordinary income	$110,617

The Fund changed its tax period from December 31 to June 30. The June 30, 2013 period will be for six months. The numbers disclosed above are for the period August 1, 2012 (commencement of operations) to June 30, 2013.

Rochdale International Trade Fixed Income Fund

Notes to Financial Statements

13.	Proxy Results

A special meeting of Shareholders of the Fund was held on March 28, 2013 to consider approving Irwin G. Barnet, Andrew S. Clare, Daniel A. Hanwacker, Jon C. Hunt, Vernon C. Kozlen, Jay C. Nadel, William R. Sweet and James R. Wolford (collectively, the “Candidates”) as members of the Board of Trustees.

The following table illustrates the specifics of the vote with respect to the election of the Candidates:

	For	Against	Abstain
Shares	944,604.997	–	24,601.600

Rochdale International Trade Fixed Income Fund

Financial Highlights

Period August 1, 2012 (commencement of operations) to June 30, 2013

PER SHARE OPERATING PERFORMANCE
Net Asset Value, beginning of period	$25.00

Income from investment operations:
Net investment income	0.54
Net realized and unrealized loss on investments	(0.03)
Total from investment operations	0.51

Less Distributions:
From net investment income	(0.11)
From net realized gain	(0.01)
Total distributions	(0.12)
Net asset value, end of period	$25.39

TOTAL RETURN - NET	2.07%	(1)

RATIOS/SUPPLEMENTAL DATA

Net Assets, end of period ($000's)	$27,211
Portfolio Turnover	36.30%	(1)

Ratio of Net Investment Income to Average Net Assets:
Before waivers/reimbursements or recoupment	1.53%	(2)
After waivers/reimbursements or recoupment	2.70%	(2)

Ratio of Expenses to Average Net Assets:
Before waivers/reimbursements or recoupment	2.67%	(2)
After waivers/reimbursements or recoupment	1.50%	(2)

(1) Not Annualized.
(2) Annualized.

Total return is calculated for all Shareholders taken as a whole and an individual Shareholder's return may vary from these Fund returns based on the timing of capital transactions.

The expense ratios are calculated for all Shareholders taken as a whole. The computation of such ratios based on the amount of expenses assessed to an individual Shareholder's capital may vary from these ratios based on the timing of capital transactions.

The accompanying notes are an integral part of these financial statements.
See Report of Independent Registered Public Accounting Firm.

ROCHDALE INTERNATIONAL TRADE FIXED INCOME FUND

TRUSTEE AND OFFICER INFORMATION

The Trustees of the Fund, who were elected by the shareholders of the Fund, are responsible for the overall management of the Fund, including, general supervision and review of the investment activities of the Fund.  The Trustees, in turn, elect the officers of the Fund, who are responsible for administering the day to day operations of the Fund.  The current Trustees and Officers, their affiliations and principal occupations for the past five years are set forth below.  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-866-209-1967.

Interested Trustees and Officers of the Fund
		Term of		Number of	Other
	Position(s)	Office		Funds in Fund	Directorships
	Held with	and Length of	Principal Occupation(s)	Complex Overseen	Held by
Name, Address and Age	Fund	Time Served	During the Past Five Years	by Trustee	Trustee 1

Interested Trustees

Andrew Clare 570 Lexington Avenue New York, NY 10022 Year of Birth: 1945	Trustee	Through December 31, 2020; since March 2013	Attorney and Partner, Loeb & Loeb, a law firm (1972-present).	1	*

Jon Hunt 570 Lexington Avenue New York, NY 10022 Year of Birth: 1951	Trustee	Ten years from election; since March 2013	Consultant to City National (2012 – present), Chief Operating Officer (1998 – 2012), Director (2003 – 2012), Convergent Capital Management LLC (investment management holding company); Director, AMBS Investment Management, LLC (1998 – present); SKBA Capital Management, LLC (1998 – 2011); Mid-Continent Capital Management LLC (2006 – 2012); Clifford Swan Investment Capital LLC (2000 – 2011); Convergent Wealth Advisors, LLC (2006 – 2011); Independence Investments, LLC (2006 – 2009); and Lee Munder Capital Group, LLC (2009 – 2012).	1	* Nuveen Commodities Asset Management, member of Independent Committee (2012 – present)
Officers of the Fund
Garrett R. D’Alessandro 570 Lexington Avenue New York, NY 10022 Year of Birth: 1957	President Chief Executive Officer	Indefinite Term; President since 2008**; Secretary 2008** - 2011	President, Chief Executive Officer and Co-Chief Investment Officer of Rochdale Investment Management, LLC.	N/A	N/A

Kurt Hawkesworth 570 Lexington Avenue New York, NY 10022 Year of Birth: 1971	Secretary	Indefinite Term; Since 2011; Chief Compliance Officer 2008** - 2011	Senior Executive Vice President, Chief Operating Officer of Rochdale Investment Management, LLC.	N/A	N/A

Gregg Giaquinto 570 Lexington Avenue New York, NY 10022 Year of Birth: 1967	Anti Money Laundering Officer	Indefinite Term; Since 2008**	Executive Vice President - Operations and Compliance of Rochdale Investment Management and Chief Compliance Officer of RIM Securities.	N/A	N/A

Michael Gozzillo 2 570 Lexington Avenue New York, NY 10022 Year of Birth: 1965	Chief Compliance Officer	Indefinite Term; Since May 2013
Senior Vice President and Chief Compliance Officer of Rochdale Investment Management, LLC, Chief Compliance Officer of CNI Charter Funds (2012 - present); Director and Compliance Officer of TIAA-CREF, Chief Compliance Officer of TIAA-CREF Life Insurance Separate Accounts (2008 - 2012).
				N/A	N/A

William O’Donnell 570 Lexington Avenue New York, NY 10022 Year of Birth: 1964	Treasurer	Indefinite Term; Since 2011
Chief Financial Officer of Rochdale Investment Management, LLC since July 2011; Financial Consultant, October 2009 to June 2011; Financial Officer, Compliance Officer & Corporate Secretary Trustee - Clay Finlay Pension Plan of Clay Finlay LLC, October 1990 to September 2009.
				N/A	N/A

1	The information in this column relates only to directorships in companies required to file certain reports with the SEC under the various federal securities laws.
2	Effective May 15, 2013, Michael Gozzillo was approved as Chief Compliance Officer of the Fund. William Souza was Interim Chief Compliance Officer of the Fund previously.
*
Includes CNI Charter Funds, Rochdale High Yield Alternative Strategies Master Fund LLC, Rochdale High Yield Alternative Strategies Fund LLC, Rochdale High Yield Alternative Strategies Fund TEI LLC, Rochdale Alternative Total Return Fund LLC, Rochdale Royalty Rights Fund and Rochdale Structured Claims Fixed Income Fund, LLC.

**	Although the Fund was formed in 2008, it did not commence operations until August 1, 2012.

ROCHDALE INTERNATIONAL TRADE FIXED INCOME FUND

TRUSTEE AND OFFICER INFORMATION, Continued

Independent Trustees
			Term of		Number of	Other
		Position(s)	Office		Funds in Fund	Directorships
		Held with	and Length of	Principal Occupation(s)	Complex Overseen	Held by
Name, Address and Age		Fund	Time Served	During the Past Five Years	by Trustee	Trustee 1

	Irwin G. Barnet 2 570 Lexington Avenue New York, NY 10022 Year of Birth: 1938	Trustee Chairman	Through December 31, 2015; Trustee since March 2013 and Chairman since May 2013	Attorney and of counsel, Reed Smith LLP, a law firm (2009-present); Partner, Reed Smith LLP (2003-2008); Attorney and principal, Crosby, Heafey, Roach & May P.C., a law firm (2000-2002); Attorney and principal, Sanders, Barnet, Goldman, Simons & Mosk, a law firm (1980-2000).	1	*

	Daniel A. Hanwacker, Sr. 570 Lexington Avenue New York, NY 10022 Year of Birth: 1951	Trustee	Ten years from election; since June 2011	CEO and President, Hanwacker Associates, Inc. (asset management consulting and executive search services).	1	*

	Vernon C. Kozlen 570 Lexington Avenue New York, NY 10022 Year of Birth: 1943	Trustee	Through December 31, 2018; since March 2013	Retired (2007-present). President and Chief Executive Officer, CNI Charter Funds (2000-2007); Executive Vice President and Director of Asset Management Development, CNB (1996-2007); Director, Reed, Conner & Birdwell LLC (2000-2007) and Convergent Capital Management, LLC (2003-2007); Chairman of the Board, CNAM (2001-2005); Chairman of the Board, City National Securities, Inc. (1999-2005); Director, CNAM (2001-2006), and City National Securities, Inc. (1999-2006).	1	* Windermere Jupiter Fund, LLC, CMS/Ironwood Multi- Strategy Fund LLC, CMS/Barlow Long- Short Equity Fund, LLC 3

	Jay C. Nadel 570 Lexington Avenue New York, NY 10022 Year of Birth: 1958	Trustee	Ten years from election; since June 2011	Financial Services Consultant.	1	* Lapolla Industries, Inc. (2007 - present)

	William R. Sweet 570 Lexington Avenue New York, NY 10022 Year of Birth: 1937	Trustee	Through March 31, 2015; since March 2013	Retired. Executive Vice President, Union Bank of California (1985-1996).	1	*

	James Wolford 4 570 Lexington Avenue New York, NY 10022 Year of Birth: 1954	Trustee	Ten years from election; since March 2013	Chief Financial Officer, Pacific Office Properties, a real estate investment trust (April 2010-present); Chief Financial Officer, Bixby Land Company, a real estate company (2004-March 2010); Regional Financial Officer, AIMCO, a real estate investment trust (2004); Chief Financial Officer, DBM Group, a direct mail marketing company (2001-2004); Senior Vice President and Chief Operating Officer, Forecast Commercial Real Estate Service, Inc. (2000-2001); Senior Vice President and Chief Financial Officer, Bixby Ranch Company (1985-2000).	1	*

1	The information in this column relates only to directorships in companies required to file certain reports with the SEC under the various federal securities laws.
2
During 2010, 2011 and 2012, Reed Smith LLP, of which Mr. Barnet is an attorney and of counsel, provided legal services to City National, the parent company of CNAM. In 2010, 2011 and 2012, the firm billed City National $391,192, $423,600 and $452,607, respectively, for these services. The other Independent Trustees have determined that Mr. Barnet should continue to be classified as a trustee who is not an “interested person” of the Fund, as defined in the 1940 Act, because Mr. Barnet was not involved with rendering any of these legal services to City National, and because Mr. Barnet’s interest in the fees billed by his firm to City National was insignificant.

3
Convergent Wealth Advisors, LLC, which is under common control with City National, serves as investment adviser to Windermere Jupiter Fund, LLC, CMS/Ironwood Multi-Strategy Fund, LLC and CMS/Barlow Long-Short Equity Fund, LLC, each of which is a private investment fund.

4
Bixby Land Company (“Bixby”), of which Mr. Wolford was the Chief Financial Officer until March 31, 2010, had obtained various loans from City National. The other Independent Trustees have determined that Mr. Wolford should continue to be classified as a trustee who is not an “interested person” of the Fund, as defined in the 1940 Act, because City National’s existing loans to the Company were made in the ordinary course of business and because of the minimal benefits of the loans to Mr. Wolford.

*
Includes CNI Charter Funds, Rochdale High Yield Alternative Strategies Master Fund LLC, Rochdale High Yield Alternative Strategies Fund LLC, Rochdale High Yield Alternative Strategies Fund TEI LLC, Rochdale Alternative Total Return Fund LLC, Rochdale Royalty Rights Fund and Rochdale Structured Claims Fixed Income Fund, LLC.

APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT

The Board of Trustees of the Rochdale International Trade Fixed Income Fund (the “Fund”) is comprised of eight Trustees, six of whom are independent of the Fund’s investment adviser and sub-adviser.  Prior to March 28, 2013, the Board was comprised of four Trustees, three of whom were independent of the Fund’s investment adviser and sub-adviser.  At a meeting held on March 12, 2013, the Board and the independent Trustees approved renewal of the Sub-Investment Advisory Agreement (the “Agreement”) among the Fund, Rochdale Investment Management LLC (the “Adviser”) and GML Capital LLP (the “Sub-Adviser”).1

The following information summarizes the Board’s considerations associated with its review of the Agreement. In connection with their deliberations, the Board considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. This summary does not describe all of the matters considered.  In deciding to approve renewal of the Agreement, the Board and the independent Trustees did not identify any single factor as controlling and each Trustee did not necessarily attribute the same weight to each factor.

The Board considered the nature, quality and extent of the services performed by the Adviser. In that connection, the Trustees reviewed a variety of matters, including the Sub-Adviser’s organization, the personnel providing services to the Fund, the terms of the Agreement, and the performance of the Fund since its inception in August 2012.  They also took into account information they received with respect to such matters in connection with their initial approval of the Agreement in 2012 and at past meetings of the Board.

The Board noted that although the performance of the Fund during its first several months of operation was inhibited by the relatively high cash levels associated with its initial organization, since that time its performance had averaged 0.35% to 0.45% per month.  They also considered the continued strong performance of a foreign private fund managed by the Sub-Adviser since 2009 with a similar approach to portfolio management and security selection for clients of the Adviser. The Board also noted that the Adviser pays all of the Sub-Adviser’s fees for management of the Fund’s portfolio out of the Adviser’s advisory fee.

Based on their review, including their consideration of the factors referred to above, the Board and the independent Trustees concluded that terms of the Agreement, including the fees received by the Sub-Adviser, continued to be reasonable in light of the nature and quality of the services provided to the Fund by the Sub-Adviser, and that renewal of the Agreement was in the best interest of the Fund and its shareholders.

1 The initial term of the Agreement ended in July 2013.  The initial term of the Investment Advisory Agreement between the Fund and the Adviser ends in July 2014.

Rochdale International Trade Fixed Income Fund

Additional Information

Proxy Voting Policies and Procedures

You may obtain a description of the Fund’s proxy voting policies and procedures and information regarding how the Fund voted proxies relating to portfolio securities without charge, upon request, by contacting the Fund directly at 1-800-245-9888; or on the EDGAR Database on the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

The Fund will file its complete schedule of portfolio holdings with the SEC at the end of the first and third fiscal quarters on Form N-Q within sixty days of the end of the quarter to which it relates.  The Fund’s Forms N-Q will be available on the SEC’s website at www.sec.gov, and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-209-1967.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there are at least three audit committee financial experts serving on its audit committee.  Jay C. Nadel, Daniel A. Hanwacker and William Sweet are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2013	FYE 6/30/2012
Audit Fees	$27,000	$5,500
Audit-Related Fees	$0	$0
Tax Fees	$3,500	$3,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by PKF O’Connor Davies, a division of O’Connor Davies, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2013	FYE 6/30/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2013	FYE 6/30/2012
Registrant	$3,500	$3,500
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable since the fund invests exclusively in non-voting securities.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The following table provides information as of June 30, 2013:

Name	Title	Length of Service	Business Experience During Past 5 Years	Role of Portfolio Manager
Garrett R. D’Alessandro	Chief Executive Officer, President and Co-Chief Investment Officer	July ’08 * -Present	Chief Executive Officer, President and Co-Chief Investment Officer	In addition to strategic management of the firm, directs the portfolio management and investment research efforts
Bill Miller	Director of Opportunistic Income	May ’13 -Present	Director of Opportunistic Income
Responsible for evaluating the relative
attractiveness of various opportunistic income
strategies used in client portfolios, recommending
strategic and tactical allocations of opportunistic
strategies to the Asset Allocation Committee,
evaluating external manager offerings and oversees the various investment grade taxable fixed income strategies

* Although the Fund initially entered into an investment advisory agreement with the Manager in July 2008, it did not commence operations until August 1, 2012.

The following individuals at GML Capital LLP (the "Sub-Adviser") have primary responsibility for managing the Fund.

Stefan Pinter is Chief Executive Officer and Chief Investment Officer of GML Capital LLP and is in charge of the firm’s overall investment management and investment advisory activities and is responsible for the Sub-Adviser’s authorization by the UK Financial Conduct Authority. Mr. Pinter is also responsible for the proprietary investment activities and overseas offices of GML International Limited, the Managing Member of GML Capital LLP. He is also a Director of Growth Management Funds ICC as well as its various feeder and holding funds for which GML Capital LLP acts as Fund Manager. He joined GML International Limited in 1990 and was a Founding Member of GML Capital LLP, which was formed in 2007.

Mr. Pinter began his career after university by spending three and a half years as an Associate in the International Corporate Finance Department of Kidder, Peabody & Co. Incorporated in New York.  Whilst there, he executed numerous Euromarket financings on behalf of US and foreign issuers, which included convertible and equity-linked financings, fixed rate bonds and floating rate notes. He also structured various mortgage-backed financings which were privately-placed in Japan, and worked on a number of cross-border M&A transactions. This was followed by two and a half years trading the Eurobond syndicate book for Kidder, Peabody International Limited in London, where he priced and traded fixed, floating rate, and equity-linked new Eurobond issues.

An American by birth, Mr. Pinter received his Bachelor of Arts degree in Economics cum laude from Harvard University in 1983, and his studies included significant coursework in computer programming, which he also taught.

The Structured Trade Finance Team (“STF Team”), headed by Suresh Advani, formally reports to Mr. Pinter to ensure compliance with the Fund’s investment objectives and the risk processes and guidelines of the Sub-Adviser.

Suresh Advani joined GML International Limited in October 2005, is a Member of the Sub Adviser and is responsible for developing the firm’s investment activities in the areas of structured trade, export and project related finance. He is a Director of Rochdale GML Trade Finance Income Fund Limited as well as other investment funds for which GML Capital LLP acts as Investment Manager.

He is designated as Portfolio Manager for the Fund and is responsible for overall portfolio composition and performance and reports to Mr. Pinter in this role. He is responsible for supervising the STF Team.

Prior to joining the firm, Mr. Advani spent twenty-five years working in Investment Banking, Commercial Banking and Political and Trade Credit Insurance with employers including JP Morgan Chase (predecessor bank Chase Manhattan Bank), Dresdner Kleinwort Wasserstein, Jardine Lloyd Thompson and Exporters Insurance Company Limited.

Product responsibilities have included structured finance, project finance, export finance, structured trade finance, forfaiting, trade services, primary loan syndication and secondary loan sales, e-commerce and private equity/venture capital. He also has experience of various forms of financial risk insurance including political and credit risk as well as alternate risk transfer.

He has worked on transactions and with clients in a diverse range of industry sectors such as telecoms, power, oil and gas, mining and metals, pulp and paper and soft commodities.

Mr. Advani has extensive experience in global emerging markets arising from a series of assignments in New York, London, Hong Kong and Singapore where he held regional management positions for Latin America, Eastern Europe, the former Soviet Union (FSU), Africa and the Middle East and then Asia.

Mr. Advani studied Philosophy, Politics and Economics at St. Edmund Hall, Oxford.

Patrick Bayliss has over 11 years of trade finance experience, joined GML Capital LLP in November 2007 and is a Member of the Sub-Adviser. He is a member of the STF Team and has specific responsibilities for managing individual investments and as well as portfolio-wide responsibilities for assessing relative value, market, pricing, currency and liquidity risk.

Before joining GML Capital LLP, Mr. Bayliss was with BlueCrest Capital Management, where he was a Portfolio Manager for BlueCrest Mercantile, a fund which invested in trade finance and trade related transactions.

Previously, Mr. Bayliss had been a Director of LTPtrade.net Ltd, a subsidiary of LTP Trade plc, from the company’s formation in 1999 until 2007, and prior to that was an Assistant Director in the Global Banking Division, International Trade Finance, at Deutsche Bank AG.

During Mr. Bayliss’ 4 year career at Morgan Grenfell (and then Deutsche Bank AG), he was the asset and liability risk management book runner for International Trade Finance. Mr. Bayliss’ responsibilities included the day-to-day hedging of the trading book, and he also led the implementation of a credit-based book valuation system, and implemented a technology solution for RAROC and Stress Testing, and developed a VAR model and initiated VAR analysis reporting.

Prior to his tenure at Morgan Grenfell / Deutsche Bank AG, Patrick spent 5 years at Saudi International Bank (now Gulf International Bank) where he was a quantitative fund manager. He was responsible for two equity portfolios totaling over $1 billion, and managed quantitative projects that included portfolio modeling using Monte Carlo techniques, principal component analysis, and volatility modeling.

Patrick holds a BSc in Economics from Bristol University, UK

Dalia Kay joined GML International Limited in 1994 and is a Member of the Sub-Adviser. She is a member of the STF Team with responsibilities for managing specific investments and for supervising portfolio-wide documentary and other forms of transaction execution risk.

Since December 2006, Ms. Kay has been an Investment Portfolio Adviser in which role she is responsible for originating, structuring and proposing investments for GML’s Capital LLP’s investment funds from a diverse range of countries including Cuba, Ghana, Peru, Russia and Brazil.

From 1994 to December 2006 Ms. Kay was Associate Director of Trade Finance and Forfaiting with GML International Limited where she coordinated origination, structuring, documentation and distribution of short-term and medium-term trade finance transactions. Key geographic areas of origination focus were Turkey, Kazakhstan, Romania, Ukraine and Former Yugoslavia, where she acquired an in-depth knowledge of the banking systems and legal bases for trade finance transactions in these jurisdictions.

Ms. Kay studied at the University of Geneva, Switzerland where she received a Diploma in Law specializing in Civil Law and applications of jurisprudence cases in the Swiss legal system and a BA in Economics, specializing in accounting, macro and micro-economic models. She is fluent in French.

Robbie Gautam joined GML Capital LLP in September 2009 and is a Member of the Sub Adviser. He is a member of the STF Team and is specifically responsible for credit risk and transaction risk rating analysis.

Prior to joining the Sub-Adviser, he was a Senior Credit Risk professional with GE Capital Commercial Finance, UK. He joined GE Capital through an MBA Summer Internship in Germany and he later worked with GE Capital Structured Finance in Stamford, USA. He then moved to Gurgaon, India as a Portfolio Risk Manager leading a team of young professionals delivering Portfolio Risk activities for GE Capital headquarters in Stamford. Prior to GE Capital Robbie worked for an Energy equipment manufacturer Alstom as an in-house Consultant within the Corporate Strategy team in India. He has extensive experience in credit risk management and corporate strategy.

Robbie graduated in Mechanical Engineering with Honors from Aligarh University, India. He also has a MBA the from Leipzig Graduate School of Management (HHL), Germany and a Masters in Finance from the London Business School.

Holdings

None of the portfolio managers of the Sub-Adviser listed above own shares of the Rochdale International Trade Fixed Income Fund.

Name	Number of Registered Investment Companies Managed and Total Assets for Such Accounts (Including The Trust)	Beneficial Ownership of Equity Securities In Trust	Number of Other Pooled Investment Vehicles Managed and Total Assets for Such Accounts	Number of Other Accounts Managed and Total Assets For Such Accounts
Garrett R. D’Alessandro	5, $1.09 billion	$0	3, $118.5 million	125, $237.8 million
Bill Miller	8, $5.39 billion	$0	2, $65.1 million	57, $485.2 million

Mr. D’Alessandro and Mr. Miller each receive an annual salary established by Rochdale Investment Management (the “Manager”). Salary levels are based on the overall performance of the Manager and not on the investment performance of any particular Portfolio or account. Like the Manager’s other employees, Mr. D’Alessandro and Mr. Miller are each eligible for a bonus annually. Such bonuses are also based on the performance of the Manager as a whole and not on the investment performance of any particular Portfolio or account.

Other Accounts Managed by the Portfolio Managers of the Sub-Adviser for the Fund.

The following table indicates the type (Registered Investment Company (“RIC”), Other Pooled Investments (“OPI”), and Other Accounts (“OA”)), number of accounts, and total assets of the accounts for which each Portfolio Manager of the Sub-Adviser had formal day-to-day responsibilities as of May 31, 2013. Please note that each Registered Investment Company and three Other Pooled Investments accounts are not subject to performance-based fees (*).

		No. of Accounts	Market Value
Stefan Pinter	RIC	1	$291,078,637
	performance fee*	N/A
	OPI*	2	$199,343,311
	performance fee*	Varied: 15-20% of returns over various hurdles with high watermarks and equalization.
	OA	0	$0
	performance fee*	-

		No. of Accounts	Market Value
Suresh Advani	RIC	0	$0
	performance fee*	N/A
	OPI*	4	$51,419,250
	performance fee*	N/A for 2 OPI’s; Varied: 10-20% of returns over various hurdles with high watermarks and equalization.
	OA	0	$0
	performance fee*	-
Patrick Bayliss	RIC	0	$342,276,499
	performance fee*	-
	OPI*	4	$51,419,250
	performance fee*	N/A for 2 OPI’s; 2 OPI’s: Varied: 10-20% of returns over various LIBOR based hurdles with high watermarks and equalization	-
	OA	0	$0
	performance fee*	-	-
Dalia Kay	RIC	0	$342,276,499
	performance fee*	-	-
	OPI*	4	$51,419,250
	performance fee*	N/A for 2 OPI’s; 2 OPI’s: Varied: 10-20% of returns over various LIBOR based hurdles with high watermarks and equalization	-
	OA	0	$0
	performance fee*	-	-
Robbie Gautam	RIC	0	$0
	performance fee*	-	-
	OPI*	4	$51,419,250
	performance fee*	N/A for 2 OPI’s; 2 OPI’s: Varied: 10-20% of returns over various LIBOR based hurdles with high watermarks and equalization	-
	OA	0	$0
	performance fee*	-	-

Sub-Adviser Compensation Disclosure

All Members of the Sub-Adviser receive an allocation of GML’s annual profit by virtue of their status as a member of the partnership. This allocation is split into monthly advances and an annual bonus. The overall allocation is based upon his or her contribution to the firm and is assessed by GML International Limited, the Managing Member of GML. For investment professionals, such contribution is based on an appraisal of the underlying performance against investment objectives of the various funds for which the Member acts as a portfolio manager as well as underlying profit contribution of these funds to the overall annual profit of the firm. Individual Member’s compensation is principally cash based but as member of the partnership they each would be entitled to a share of the proceeds of any sale of the firm or the trade finance investment advisory business to Federated Investors, Inc.

CONFLICTS OF INTEREST

THE MANAGER, SUB-ADVISER AND THEIR AFFILIATES

The Manager, Sub-Adviser and their affiliates and their directors, members, officers, employees or independent members of any committee of the Sub-Adviser (collectively, the “Advisory Affiliates”) carry on substantial investment activities for their own accounts and for, hedge funds, mutual funds, institutions, and individual clients (collectively, “Advisory Clients”). The Fund has no interest in these activities. The Manager, Sub-Adviser and their Advisory Affiliates will be engaged in substantial activities other than on behalf of the Fund and may have conflicts of interest (1) in allocating their time and activity between the Fund and such other activities and (2) in allocating investments among the Advisory Clients.

The Manager, the Sub-Adviser or another Advisory Affiliate may determine that an investment opportunity is appropriate for an Advisory Client or for itself, but the Manager or the Sub-Adviser may determine that such investment opportunity is not appropriate for the Fund. Situations also may arise in which Advisory Affiliates or Advisory Clients have made investments that would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. The investment activities of the Advisory Affiliates may disadvantage the Fund in certain situations if, among other reasons, the investment activities limit the Fund’s ability to invest for the Fund in a particular investment vehicle or investment. In making investment decisions for the Fund, the Manager and the Sub- Adviser do not obtain or use material inside information acquired by any Advisory Affiliates in the course of purchasing such securities.

The Manager is a wholly-owned subsidiary of City National Bank and does not directly engage in administration and custody businesses with any Trade Finance Fund. In view of this, the Manager is of the opinion that it has fewer conflicts of interest within the trade finance community and thus it is able to be relatively unbiased in supervising the Sub-Adviser’s selecting from a large pool of Trade Finance Securities.

Sub-Adviser Conflicts of Interest Disclosure

Where the Sub-Adviser has entered into an agreement that provides for payment of a performance fee to the Sub-Adviser, payment of that performance fee may lead the Sub-Adviser to recommend investments for a particular fund that are riskier than it would otherwise have made. This fee is calculated on unrealized and realized gains. Other clients of the Sub-Adviser may have similar investment objectives to the objectives of one or more fund although the Sub Adviser, in particular in relation to the allocation of investment opportunities, will at all times endeavor to act fairly towards each of the Sub- Adviser’s clients. In addition the Sub-Adviser, and any person or company with whom they are affiliated or by whom they are employed may be involved in other financial, investment or other professional activities which may cause conflicts of interest with the fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable during the period.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Rochdale International Trade Fixed Income Fund

By (Signature and Title)     /s/ Garrett R. D’Alessandro
                                                     Garrett R. D’Alessandro, President

Date               September 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)     /s/ Garrett R. D’Alessandro
                                                     Garrett R. D’Alessandro, President

Date               September 6, 2013

By (Signature and Title)      /s/ William O’Donnell
                                                      William O’Donnell, Treasurer

Date               September 6, 2013